                                                                  Exhibit 3-89
--------------------------------------------------------------------------------

Applicant's Account No:_________                Filed this 26thday of February,
                                                A.D. 1979
DSCB-BCL-204 (Rev. S-72)                        Commonwealth of Pennsylvania
                                                Department of State

Filing Fees: $75             79:13 1427         [Graphic signautre omitted
AI-7                                           Secretary of the Commonwealth
--------------------------------------------------------------------------------

                                     682016
                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU
Articles of
Incorporation-
Domestic Business Corporation
-------------------------------------------------------------------------------

   In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P.L.364) (15 P.S. ss.1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

   1. The name of the corporation is:

        TOTAL CARE SYSTEMS, INC.
--------------------------------------------------------------------------------
   2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

          White and Williams                       1234 Market Street
--------------------------------------------------------------------------------
             (NUMBER)                              (STREET)
--------------------------------------------------------------------------------

          Philadelphia                     Pennsylvania                19107
--------------------------------------------------------------------------------
                             (CITY)                                   (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

     The corporation shall have unlimited power to engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law.

4.   The term for which the corporation is to exist is:  perpetual.

5. The aggregate number of shares which the corporation shall have authority to issue is:

     One Thousand (1,000) shares of common stock having a par value of $.01 per share. All shareholders shall have preemptive rights.


                                     form 4

Printed and Sold by John C. Clerk Co., 1326 Walnut St., Phila.

DSCB:BCL-204 (Rev. 8-72)-2            79:13 1428

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

                                         ADDRESS                       NUMBER AND CLASS OF SHARES
NAME                      (including street and number, if any)
George J. Hartnett              1234 Market St., Phila., PA                       100
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

   IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 22nd day of February, 1979.


                                           /s/ [Graphic of Signature]
----------------------------- (SEAL)       ------------------------------ (SEAL)

                                           ------------------------------ (SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

 A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

 B. One or more corporations or natural persons of full age may incorporate a business corporation.

 C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 ... etc.

 D.  The following shall accompany this form:

     (1) Three copies of Form DSCB:BCL-206 (Registry Statement Domestic or Foreign Business Corporation).

     (2)  Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of
          Name) or Form DSCB: 17.3 (Consent to Use of Similar Name).

     (3)  Any necessary governmental approvals.

E. BCL ss.205 (15 Pa. S. ss.1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

APPLICANT ACCOUNT NO.

DSCB: BCL - 806 (Rev. 8-72)       86131444         Filed this 14th day of
                              ----------------     FEB, 1986
Filing for $40              (Line for numbering)   Commonwealth of Pennsylvania
AB-2                               682016          Department of State


                                                   /s/[Graphic Omitted]

                                                   Secretary of the Commonwealth
                                                       (Box for Certification)


Articles of                   COMMONWEALTH OF PENNSYLVANIA
Amendment                         DEPARTMENT OF/STATE
Domestic Business Corporation      CORPORATION BUREAU

--------------------------------------------------------------------------------
   In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1806) the undersigned, desiring to amend its Articles, does hereby certify that:

1.   The name of the corporation is:
            Total Care Systems, Inc.
-------------------------------------------------------------------------------
2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

_________c/o WHITE + WILLIAMS                1234 Market Street_________________
  (NUMBER)                                                            (STREET)

     Philadelphia                      Pennsylvania          19107
-------------------------------------------------------------------------------
     (CITY)                                                  (ZIP CODE)

3.   The statute by or under which it was incorporated is:
     Pennsylvania Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended
-------------------------------------------------------------------------------
4.   The date of its incorporations is: February 26, 1979
                                       -----------------------------------------
5.   (Check, and if appropriate, complete one of the following):

     |_| The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and prusuant to the kid and period of notice herein stated.

         Time: The_________________ day of________________ 19___________________

         Place:_________________________________________________________________

         Kind and period of notice______________________________________________
--------------------------------------------------------------------------------
     |X| The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the total number of shareholders:

     (a)  The total number of shares outstanding was:

          Sixty (60) Common Shares
--------------------------------------------------------------------------------

     (b)  The number of shares entitled to vote was:

          Sixty (60) Common Shares
--------------------------------------------------------------------------------

DSCB:BCL--606 (Rev. 8-72)-2

7.   In the action taken by the shareholders:

     (a)  The number of shares voted in favor of the amendment was:
          Sixty (60) Common Shares
-------------------------------------------------------------------------------
     (b)  The number of shares voted against the amendment was:

                                 - 0 -
-------------------------------------------------------------------------------

8. The amendment adopted by the shareholders, set forth in full, is as follows:

     RESOLVED, that Article V of the Articles of Incorporation be amended to read as follows:

          The aggregate number of shares which the Corporation shall have authority to issue is Two-Hundred Fifty Thousand (250,000) shares of common stock having a par value of $.01 per share.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Article of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereinto affixed this 3rd day of February 1986.

                                        Total Care Systems, Inc.
                                        ---------------------------------------
                                        (NAME OF CORPORATION)

Attest:
/s/[Graphic of signature]           By: /s/[Graphic of signature]
-----------------------------------     ---------------------------------------
           (SIGNATURE)                             (SIGNATURE)

           Secretary                    President/Treasurer
-----------------------------------     ----------------------------------------
(TITLE: SECRETARY, ASSISTANT            (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
      SECRETARY, ETC.)

[CORPORATE SEAL]

INSTRUCTIONS FOR COMPLETION OF FORM:

     A.   Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of
          Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

     B.   Any necessary governmental approvals shall accompany this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL ss.807 (15 Pa. S. ss.1807) requires that the incorporators shall advertise their intention to file or the filing of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

APPLICANT ACCOUNT NO.
                                8948 716
DSCB: BCL - 307           ------------------      Filed this 30th day of
(Rev. 8-72)              (Line for numbering)     JUNE, 1989
Filing for $40                                    Commonwealth of Pennsylvania
AB-2                                               Department of State

                                                  /s/[Graphic of signature]
                                                  Secretary of the Commonwealth

                                                         (Box for Certification)

Statement of
Change of Registered               682016-004
Office-Domestic          COMMONWEALTH OF PENNSYLVANIA
Business Corporation          DEPARTMENT OF STATE
                              CORPORATION BUREAU

-------------------------------------------------------------------------------


   In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1307) the undersigned, desiring to effect a change in registered office, does hereby certify that:

1.   The name of the corporation is:
     Total Care Systems, Inc.
-------------------------------------------------------------------------------

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

     1234 Market Street
-------------------------------------------------------------------------------
     (NUMBER)                                            (STREET)

     Philadelphia                      Pennsylvania        19107
-------------------------------------------------------------------------------
     (CITY)                                              (ZIP CODE)

3. The address to which the registered office in this Commonwealth is to be changed is:

     375 Morris Road

-------------------------------------------------------------------------------
     (NUMBER)                                            (STREET)

-------------------------------------------------------------------------------

     West Point,                      PA                  19486 (46)
-------------------------------------------------------------------------------
     (CITY)                                              (ZIP CODE)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereinto affixed, this ----- day of June, 1989.


                                        TOTAL CARE SYSTEMS, INC.
                                        ---------------------------------------
Attest:                                 (NAME OF CORPORATION)


                                    By: /s/[Graphic of signature]
                                        ----------------------------------------
                                                     (SIGNATURE)


                                                      PRESIDENT
                                        ----------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/[Graphic of signature]
----------------------------------------------
                   (SIGNATURE)

ASSISTANT SECRETARY
----------------------------------------------
(TITLE: PRESIDENT, ASSISTANT SECRETARYH, ETC.)

(CORPORATE SEAL)

Microfilm Number ------       Filed with the Department of State on MAY 21 1996

Entity Number                                 /s/ [graphic of signature]
                                        ---------------------------------------
                                             Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1915 (Rev 90)


   In compliance with the requirements of 15 Pa.C.S. ss.1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: Genesis Management Resources, Inc.

     -------------------------------------------------------------------------
2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

          140 West State Street, Kennett Square, PA 19348, Chester
     (a)  --------------------------------------------------------------------
          Number and Street       City        State      Zip        County

     (b)  c/o: ---------------------------------------------------------------
               Name of Commercial Registered Office Provider        County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: PA Bus. Law Act of 5/3/33, PL 364

4.   The date of its incorporation is: 2/26/79

5.   (Check, and if appropriate complete, one of the following):

     |x| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     |_|  The amendment shall be effective on ________________ at ______________
                                                    Date               Hour

6    (Check one of the following):

     |x| The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S ss. 1914(c).

     |_| The amendment was adopted by the board of directors pursuant to 15
         Pa.C.S ss. 1914(c).

7.   (Check, and if appropriate complete, one of the following):

     |x| The amendment adopted by the corporation, set forth in full, is as follows:

         The name of the corporation is Genesis Eldercare Network Services, Inc.


(PA - 1427 - 10/9/92)

(DSCB: 15-1915 (Rev 90)-2

    |_| The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part thereof.

8. |_| The restated Articles of Incoporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 20th day of May, 1996.

                               Genesis Managment Resources, Inc.
                               -------------------------------------------------
                                            (Name of Corporation)


                               BY: /s/ [graphic of signature]
                                   ---------------------------------------------
                                                (Signature)

                            Title: Secretary
                                   ------------------------------------------

(PA. - 1427)